SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

NEW CENTURY MORTGAGE SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of December 1, 2005, providing for the issuance of

Asset Backed Pass-Through Certificates, Series 2005-D)

New Century Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127505	33-0852169
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

18400 Von Karman, Suite 1000 Irvine, California (Address of Principal Executive Offices)		92612 (Zip Code)

Registrant’s telephone number, including area code: (949) 863-7243

Item 2.01. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pools

On December 28, 2005, a single series of certificates, entitled New Century Home Equity Loan Trust, Series 2005-D, Asset Backed Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among New Century Mortgage Securities, Inc. as depositor (the “Depositor”), JPMorgan Chase Bank, National Association as servicer (the “Servicer”) and Deutsche Bank National Trust Company (the “Trustee”). The Certificates consist of nineteen classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates,” the “Class A-2a Certificates,” the “Class A-2b Certificates,” the “Class A-2c Certificates,” the “Class A-2d Certificates,” the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” the “Class M-7 Certificates,” the “Class M-8 Certificates,” the “Class M-9 Certificates,” the “Class M-10 Certificates,” the “Class CE-1 Certificates,” the “Class CE-2 Certificates,” the “Class P Certificates,” the “Class R Certificates” and the “Class R-X Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,450,077,693.15 as of December 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 22, 2005 (the “Mortgage Loan Purchase Agreement”) among the Depositor and NC Capital Corporation. The Class A-1 Certificates, the Class A-2a Certificates, the Class A-2b Certificates, the Class A-2c Certificates, the Class A-2d Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates were sold by the Depositor to Morgan Stanley & Co. Incorporated as representative of the several underwriters (the “Representative”), pursuant to an Underwriting Agreement, dated December 22, 2005, between the Depositor and the Representative.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance	Pass-Through Rate
Class A-1	$ 411,566,000	Variable
A-2a	$ 336,020,000	Variable
A-2b	$ 122,260,000	Variable
A-2c	$ 184,260,000	Variable
A-2d	$ 73,754,000	Variable
M-1	$ 51,478,000	Variable
M-2	$ 46,402,000	Variable
M-3	$ 31,902,000	Variable
M-4	$ 23,201,000	Variable
M-5	$ 23,201,000	Variable
M-6	$ 21,026,000	Variable
M-7	$ 21,026,000	Variable
M-8	$ 15,226,000	Variable
M-9	$ 15,951,000	Variable
M-10	$ 14,501,000	Variable
CE-1	$ 19,938,593.15	Variable
CE-2	$ 38,065,000.00	Variable
P	$ 100	N/A
R	100%	N/A
R-X	100%	N/A

The Certificates, other than the Class CE-1, Class CE-2, Class P, Class R and Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 27, 2005, and the Prospectus Supplement, dated December 22, 2005 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE-1, Class CE-2, Class P, Class R and Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of December 1, 2005, by and among New Century Mortgage Securities, Inc. as Depositor, JPMorgan Chase Bank, National Association as Servicer and Deutsche Bank National Trust Company, as Trustee, relating to the Series 2005-D Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 6, 2006

NEW CENTURY MORTGAGE SECURITIES INC.

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President

Index to Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of December 1, 2005, by and among New Century Mortgage Securities, Inc. as Depositor, JPMorgan Chase Bank, National Association as Servicer and Deutsche Bank National Trust Company, as Trustee, relating to the Series 2005-D Certificates.